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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That the undersigned officers and/or directors of Sunoco, Inc., a Pennsylvania corporation, do and each of them does, hereby constitute and appoint Thomas W. Hofmann, Michael S. Kuritzkes and Joseph
P. Krott, his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, to sign the Sunoco, Inc. Form 10-K for the year ending December 31, 2000 and any and all future amendments thereto; and to file said Form 10-K and any such amendments with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 1st day of March, 2001.

/s/RAYMOND E. CARTLEDGE                        /s/JAMES G. KAISER
Raymond E. Cartledge                           James G. Kaiser
Director                                       Director

/s/ROBERT J. DARNALL                           /s/ROBERT D. KENNEDY
Robert J. Darnall                              Robert D. Kennedy
Director                                       Director

/s/JOHN G. DROSDICK                            /s/JOSEPH P. KROTT
John G. Drosdick                               Joseph P. Krott
Chairman of the Board,                         Comptroller
    Chief Executive Officer,                   (Principal Accounting Officer)
    President and Director,
(Principal Executive Officer)                  /s/NORMAN S. MATTHEWS
                                               Norman S. Matthews
/s/MARY JOHNSTON EVANS                         Director
Mary Johnston Evans
Director                                       /s/R. ANDERSON PEW
                                               R. Anderson Pew
/s/THOMAS P. GERRITY                           Director
Thomas P. Gerrity
Director                                       /s/G. JACKSON RATCLIFFE
                                               G. Jackson Ratcliffe
/s/ROSEMARIE B. GRECO                          Director
Rosemarie B. Greco
Director                                       /s/ALEXANDER B. TROWBRIDGE
                                               Alexander B. Trowbridge
/s/THOMAS W. HOFMANN                           Director
Thomas W. Hofmann
Vice President & Chief Financial
    Officer
(Principal Financial Officer)